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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        NOVEMBER 1, 2001
                                                   -----------------------------



                                 GLOBALNET, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           NEVADA                                      0-27469                       87-0635536
           ------                                      -------                       ----------
          (State or other jurisdiction                (Commission                    (I.R.S. Employer
           of incorporation)                          File Number)                   Identification No.)


         1919 SOUTH HIGHLAND AVENUE, SUITE 125-D
         LOMBARD, ILLINOIS                                                                    60148
         ---------------------------------------------                                  ----------------
         (Address of principal executive offices)                                           (Zip Code)


Registrant's telephone number, including area code:  (630) 652-1300
                                                     --------------


 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                                     -1-
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                           CURRENT REPORT ON FORM 8-K

                                 GLOBALNET, INC.

                                NOVEMBER 1, 2001


ITEM 5.  OTHER EVENTS.
         -------------

         GlobalNet, Inc., a Nevada corporation ("GlobalNet"), announced that it received notice on November 1, 2001 from a Nasdaq Listing Qualifications Panel (the "Panel") that the Panel has determined to delist GlobalNet's common stock, par value $0.001 per share, from The Nasdaq SmallCap Market, effective with the close of business on November 1, 2001. In its notice to GlobalNet, which GlobalNet received after the close of business on November 1, 2001, the Panel noted that it had failed to comply with the minimum $35 million market capitalization requirement for continued listing set forth in Marketplace Rule 4310(c)(2)(B)(ii).

         GlobalNet is taking all necessary and appropriate steps to qualify its common stock for quotation on the OTC Bulletin Board.

         The foregoing is qualified in its entirety by reference to the press release, dated November 1, 2001, issued by GlobalNet and filed herewith as
Exhibit 99.1.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
          -----------------------------------------------------------------

         (a)      Financial Statements of Business Acquired.
                  ------------------------------------------

                  Not Applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not Applicable.

         (c)      Exhibits.
                  ---------

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1              Press Release, dated November 1, 2001.









                                     -3-
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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GLOBALNET, INC.



Date:  November 2, 2001                     By: /S/ Robert J. Donahue
                                               ----------------------
                                            Robert J. Donahue
                                            Chairman and Chief Executive Officer









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                                          EXHIBIT INDEX
                                          -------------

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1              Press Release, dated November 1, 2001.